Securities Act Registration No. 333-00227
                                     Investment Company Act Reg. No. 811-7493
   ________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                          Pre-Effective Amendment No.               [_]

                         Post-Effective Amendment No. 2        [X]
                                 and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 3 [X]
                        (Check appropriate box or boxes.)
                             ______________________

                           THE HENNESSY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                                    Novato, CA                   94945
                    (Address of Principal Executive Offices)   (Zip Code)

                                  (800) 966-4354
              (Registrant's Telephone Number, including Area Code)


                                                     Copy to:
        Neil J. Hennessy
        The Hennessy Management Co., L.P.
        The Courtyard Square                    Richard L. Teigen
        750 Grant Avenue                        Foley & Lardner
        Suite 100                               777 East Wisconsin Avenue
        Novato, CA  94945                       Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)

   Registrant has registered an indefinite number of shares of its common stock, $0.0001 par value, under the Securities Act of 1933 and filed its required Rule 24f-2 Notice for Registrant's fiscal year ended June 30, 1997 on August 29, 1997.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

   [_]  immediately upon filing pursuant to paragraph (b)
   [X]  on October 31, 1997 pursuant to paragraph (b)
   [_]  60 days after filing pursuant to paragraph (a)(1)
   [_]  on (date) pursuant to paragraph (a)(1)
   [_]  75 days after filing pursuant to paragraph (a)(2)
   [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE HENNESSY FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A -INFORMATION REQUIRED IN PROSPECTUS

    1.   Cover Page                    Cover Page

    2.   Synopsis                      EXPENSES

    3.   Financial Highlights          FINANCIAL HIGHLIGHTS;
                                       PERFORMANCE INFORMATION

    4.   General Description of        OUR INVESTMENT STRATEGY;
         Registrant                    HYPOTHETICAL PAST
                                       PERFORMANCE; OUR INVESTMENT
                                       RESTRICTIONS

    5.   Management of the Fund        OUR MANAGEMENT; BROKERAGE
                                       TRANSACTIONS; GENERAL
                                       INFORMATION

    5A.  Management's Discussion of         *
         Fund Performance

    6.   Capital Stock and Other       REPORTS; CAPITAL GAINS
         Securities                    DISTRIBUTIONS AND TAXES;
                                       GENERAL INFORMATION

    7.   Purchase of Securities Being  HOW WE DETERMINE OUR SHARE
         Offered                       PRICE; PURCHASING SHARES;
                                       DIVIDEND REINVESTMENT;
                                       RETIREMENT PLANS
    8.   Redemption or Repurchase      EXCHANGING SHARES;
                                       REDEMPTIONS

    9.   Legal Proceedings                  *


    PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
    INFORMATION

    10.  Cover Page                    Cover Page

    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History

    13.  Investment Objectives and     Investment Restrictions;
         Policies                      Investment Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Corporation

    15.  Control Persons and           Ownership of Management and
         Principal Holders of          Principal Shareholders
         Securities

    16.  Investment Advisory and       Investment Adviser,
         Other Services                Administrator, Custodian,
                                       Transfer Agent and Account
                                       Services Agent; Independent
                                       Auditors

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage

    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "GENERAL INFORMATION"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "HOW WE DETERMINE OUR
         Offered                       SHARE PRICE"; "PURCHASING
                                       SHARES"; "EXCHANGING
                                       SHARES"; "REDEMPTIONS";
                                       Determination of Net Asset
                                       Value; Distribution of
                                       Shares; Systematic
                                       Withdrawal Plan

    20.  Tax Status                    Taxes

    21.  Underwriters                            *

    22.  Calculations of Performance   Performance Information
         Data

    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable



         HENNESSY BALANCED FUND

(HENNESSY LOGO)

             THE HENNESSY FUNDS, INC.

                                   PROSPECTUS
                                October 31, 1997

                              The Courtyard Square
                           750 Grant Ave., Suite 100
                                Novato, CA 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                             Email:  ejhmo@aol.com
                                 Symbol:  HBFBX

                             HENNESSY BALANCED FUND


                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                   Suite 100
                           Novato, California  94945
                 Telephone:  (800) 966-4354 (FUND INFORMATION)
                      (800) 261-6950 (ACCOUNT INFORMATION)
                             Email:  ejhmo@aol.com

THE HENNESSY FUNDS, INC.
is an open end, non-diversified management investment company consisting of a single portfolio, the Hennessy Balanced Fund ("We" or the "Fund"). Our investment objective is capital appreciation and current income.

                                   PROSPECTUS
                                October 31, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated October 31, 1997, which is incorporated by reference in the Prospectus. Copies of the Statement of Additional Information will be provided without charge upon request to the Fund at the above address or telephone number. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

                               TABLE OF CONTENTS
                                                                   PAGE NO.

1. EXPENSES                                                             1
2. FINANCIAL HIGHLIGHTS                                                 2
3. OUR INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS                  2
4. HYPOTHETICAL PAST PERFORMANCE                                        5
5. OUR INVESTMENT RESTRICTIONS                                          5
6. REPORTS                                                              6
7. OUR MANAGEMENT                                                       6
8. HOW WE DETERMINE OUR SHARE PRICE                                     8
9. PURCHASING SHARES                                                    8
10.EXCHANGING SHARES                                                    9
11.REDEMPTIONS                                                         10
12.DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES                    12
13.DIVIDEND REINVESTMENT                                               13
14.RETIREMENT PLANS                                                    13
15.BROKERAGE TRANSACTIONS                                              14
16.GENERAL INFORMATION                                                 14
17.PERFORMANCE INFORMATION                                             14



  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated October 31, 1997, and, if given or made, such information or representation may not be relied upon as having been authorized by The Hennessy Funds, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

1.  EXPENSES


  The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. IT SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. "Annual Operating Expenses" are based on the actual expenses for the fiscal year ended June 30, 1997 but have been restated to reflect the Adviser's current expense reimbursement commitment. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases                              None
Maximum sales load imposed on reinvested dividends                   None
Deferred sales load                                                  None
Redemption fee                                                       None(1)<F1>
Exchange fee                                                         None(1)<F1>

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees (after fee waivers)                                 0.60%(2)<F2>
12b-1 fees                                                          0.25%(2)<F2>

Other expenses (after reimbursement)                                0.83%

Total fund operating expenses (after reimbursement)                 1.68%(2)<F2>


(1)<F1>A fee of $12.00 is charged for each wire redemption and a fee of $5.00 for each telephone exchange.


(2)<F2>Pursuant to the Fund's investment advisory agreement, the Fund's investment adviser receives a management fee at the annual rate of 0.85% of the Fund's average net assets. Pursuant to the Fund's Rule 12b-1 Plan, the Fund may pay 12b-1 fees of up to 0.75% of the Fund's average net assets. The Adviser has voluntarily agreed to waive its investment advisory fees to the extent necessary to ensure that combined investment advisory fees and 12b-1 fees do not exceed 0.85% of the Fund's average net assets. Additionally, the Fund will limit 12b-1 fees paid during the fiscal year ended June 30, 1998, to 0.25% of the Fund's average net assets. Finally the Adviser has voluntarily agreed to waive its investment advisory fees to the extent necessary to ensure that total fund operating expenses do not exceed 1.68% of the Fund's average net assets. For the fiscal year ending June 30, 1997, actual Management fees, 12b-1 fees, other expenses and total Fund operating expenses for the Fund were 0.60%, 0.25%, 1.05% and 1.90%. Absent fee waivers and reimbursements, Management fees, 12b-1 fees, other expenses and total fund operating expenses for the Fund for the fiscal year ending June 30, 1997, would have been 0.85%, 0.75%, 1.38% and 2.98%, respectively, of the Fund's average net assets. After June 30, 1998 the voluntary waivers may be revoked at any time without notice to shareholders.


EXAMPLE
                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------

You would pay the following expenses
 on a $1,000 investment, assuming (1)
 a 5% annual return and (2) redemption at
 the end of each time period:              $17      $53      $91      $198


2.  FINANCIAL HIGHLIGHTS


  The financial highlights for the Fund should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders. Further information about the performance of the Fund also is contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.

                                                           MARCH 8, 1996 (1)<F3>
                                               YEAR ENDED             THROUGH
                                            JUNE 30, 1997       JUNE 30, 1996
                                            -------------      --------------
Per share data:
  Net asset value, beginning of period             $10.18              $10.00

Income from investment operations:
  Net investment income                              0.23                0.06
  Net realized and unrealized gains
    on securities                                    1.55                0.12
                                                  -------             -------
  Total from investment operations                   1.78                0.18
Less dividends from net investment income          (0.29)                  --
                                                  -------             -------
Net asset value, end of period                     $11.67              $10.18
                                                  =======             =======

Total Return                                       17.70%           1.80%(2)<F4>
Supplemental data and ratios:
  Net assets, in thousands, end of period         $17,639              $6,866
  Ratio of net expenses to average net assets (4)   1.90%           1.90%(3)<F5>
                                            <F6>
  Ratio of net investment income to average net
    assets (5)<F7>                                  2.41%           2.99%(3)<F5>
  Portfolio turnover rate                          20.01%              --(6)<F8>
  Average commission rate (7)<F9>                 $0.0606             $0.0611

  (1)<F3>Commencement of operations.
  (2)<F4>Not annualized.
  (3)<F5>Annualized.
  (4)<F6>Absent fee waivers, the ratio of expenses to average net assets would have been 2.98% and 4.04% for the periods ended June 30, 1997 and June 30, 1996, respectively.
  (5)<F7>Absent fee waivers, the ratio of net investment income to average net assets, would have been 1.34% and 0.85% for the periods ended June 30, 1997 and June 30, 1996, respectively.
  (6)<F8>For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.
  (7)<F9>Edward J. Hennessy, Inc., an affiliated broker, received commissions of $5,573 and $2,934 for transactions related to the purchase of securities held by the Fund for the periods ended June 30, 1997 and June 30, 1996, respectively.

3.  OUR INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS

  Our investment objective is capital appreciation and current income. We utilize a conservative investment strategy which results in our continuously investing approximately one-half of our portfolio in U.S. Treasury securities having a remaining maturity of approximately 1 year and the other half of our portfolio in the ten highest yielding common stocks in the Dow Jones Industrial Average ("DJIA").*<F1> By utilizing this investment strategy, we seek to achieve total returns that in the long run will be substantially similar to that of the DJIA but with less risk and volatility. There can be no assurances that the Fund will not underperform the DJIA or that its net asset value will not decline.

*<F1>The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, The Hennessy Management Co., L.P., the Fund's investment adviser (the "Adviser"), or Edward
J. Hennessy, Inc., the general partner to the Adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein relating thereto.

  The information below illustrates the total return for the Fund compared to that of the DJIA and the Merrill Lynch One Year Treasury Bill Index.

                         COMPARISON OF TOTAL RETURN (1)<F10>
                                                               MERRILL LYNCH
          YEAR ENDED        DJIA                FUND         ONE YEAR TREASURY
           JUNE 30,     TOTAL RETURN        TOTAL RETURN         BILL INDEX
         -----------    -----------         ------------      ----------------
             1996(2)<F11>     0.24%              1.80%             1.55%
             1997            38.59%             17.70%             6.22%


  (1)<F10>Total return for the DJIA represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; and (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment). Total return for the DJIA does not take into consideration any brokerage commissions, expenses or taxes, and does not include reinvestment of dividends. Total return for the Merrill Lynch One Year Treasury Bill Index is the change in the level of the index during the measuring period. Total return for the Fund is the percentage change in the net asset value of the Fund's shares assuming reinvestment of dividends and reflecting all brokerage commissions and expenses paid by the Fund.

  (2)<F11>March 8, 1996 through June 30, 1996.


  date       Hennessy Balanced        Dow Jones           Merrill Lynch One
                          Fund  Industrial Average   Year Treasury Bill Index

  3/31/96               10,000           10,000                      10,000
  6/30/96               10,181           10,089                      10,155
  6/30/97               11,982           13,983                      10,783



This chart assumes an initial investment of $10,000, made on March 8, 1996. Fund performance reflects fee waivers made by the Adviser. In the absence of fee waivers the Fund's total return would have been reduced. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


  Twice monthly, the Adviser will determine the ten highest yielding common stocks in the DJIA. The Adviser will make this determination by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined. Unless we need to sell common stocks to fund redemption requests as hereinafter discussed, we will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA, common stocks that are no longer in the DJIA and common stocks received in reorganizations of companies in the DJIA.

  When we purchase common stock, we will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our portfolio will at all times consist of U.S. Treasury securities. Because approximately half of our portfolio will consist of short-term debt securities, it may not perform as well in the long term as a portfolio of common stocks.


  We rebalance our stock investments after they have been held for one year.
Any stock which is no longer one of the ten highest yielding common stocks will be sold and replaced with stocks which are. Additionally a portion of the stocks which remain in the portfolio may be sold such that after the rebalancing is completed, the rebalanced portion of our portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding common stocks in the DJIA in approximately equal dollar amounts. We anticipate rebalancing twice monthly with respect to the portfolio securities purchased one year earlier. Rebalancing our common stock investments more frequently would increase transaction costs. Our annual portfolio turnover rate will generally not exceed 100%.

  In an effort to minimize transaction costs, we may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. We will invest such accumulated funds in money market instruments such as U.S. Treasury securities with a remaining maturity of one year or less, repurchase agreements, commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.
We may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses we bear directly in connection with our own operations, as a shareholder of another investment company, we would bear our pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by our shareholders.

  When funding redemption requests, we will first utilize any accumulated funds described above. If it is necessary for us to sell portfolio securities to meet redemption requests, we will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of our total portfolio of common stocks. Again we may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

  Our investment allocations may be affected by the fact that we must meet the diversification requirements of the Internal Revenue Code and do not concentrate our investments. See "Our Investment Restrictions." Additionally, we will not invest more than 5% of our total assets in the common stock of any issuer that derives more than 15% of its revenue from securities-related activities, which limitation may affect our investment allocations.

4.  HYPOTHETICAL PAST PERFORMANCE


  The chart below illustrates the total return for each of the last twenty years of the DJIA and for a hypothetical portfolio consisting 50% of one-year Treasury bills and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, and the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Fund had been deducted.


                         COMPARISON OF TOTAL RETURN(1)<F12>

       DJIA TOTAL    MODEL PORTFOLIO           DJIA TOTAL     MODEL PORTFOLIO
 YEAR      RETURN       TOTAL RETURN      YEAR     RETURN        TOTAL RETURN
 ----   ---------    ---------------      ----  ---------    ----------------
 1977     -12.71%              2.75%      1987      6.02%               6.01%
 1978       2.69%              3.21%      1988     15.95%              14.99%
 1979      10.52%             11.03%      1989     31.71%              17.75%
 1980      21.41%             19.52%      1990     -0.57%               0.10%
 1981      -3.40%              9.39%      1991     23.93%              23.05%
 1982      25.79%             19.43%      1992      7.34%               5.71%
 1983      25.68%             23.66%      1993     16.72%              15.44%
 1984       1.06%              8.82%      1994      4.95%               3.85%
 1985      32.78%             19.34%      1995     36.40%              20.45%
 1986      26.91%             19.84%      1996     28.57%              16.54%
                                                  -------             -------
                                          Average  15.09%              13.04%



(1)<F12>Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury bills as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.


  The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty years. There is no assurance that the investment returns of the Fund will exceed that of the DJIA. See "Our Investment Strategy and Associated Risk Factors."


  The performance information shown above was compiled by the Adviser from statistical services, reports, or other sources believed by the Adviser to be reliable. Such information has not been verified by any third party and is unaudited.


  While the foregoing information is relevant to an investor's decision to invest in the Fund, investors should be aware that the Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that we (a) will reinvest dividends; (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.


5.  OUR INVESTMENT RESTRICTIONS

  We have adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of our outstanding shares including the following restrictions:

   (1) We will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of our total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of our total assets may be invested without regard to these limitations. As such we are classified as a non-diversified investment company under the Investment Company Act of 1940. A non-diversified portfolio may be more volatile than a diversified portfolio.

   (2) We will not invest 25% or more of our total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.


  A list of our policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, our investment objective, as well as other policies which are not deemed fundamental, may be modified by our Board of Directors without shareholder approval. Any change in our investment objective may result in our having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund.

6.  REPORTS

  As a shareholder of the Fund you will be provided at least semi-annually with a report showing the Fund's portfolio and other information. Annually, after the close of our June 30 fiscal year, you will be provided with an annual report containing audited financial statements.

  An individual account statement will be sent to you by Firstar Trust Company after each purchase, including reinvestment of dividends or redemption of our shares. You will also receive an annual statement after the end of the calendar year listing all your transactions in our shares during the year and a quarterly statement following the end of each calendar quarter listing year-to-date transactions.

  If you have questions about your account you may call Firstar Trust Company at (800) 261-6950. If you have general questions about the Fund or want more information, you may call us at (800) 966-4354 or write to us at THE HENNESSY FUNDS, INC., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary.

7.  OUR MANAGEMENT


  As a Maryland corporation, our business and affairs are managed under the direction and supervision of our Board of Directors. We have entered into an investment advisory agreement (the "Agreement") with The Hennessy Management Co., L.P. (the "Adviser"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, under which the Adviser furnishes continuous investment advisory services and management to us. The Adviser is a California limited partnership organized on October 24, 1995 for the purpose of becoming our investment adviser. The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director, controlling shareholder and the President of Hennessy. Mr. Hennessy is also a limited partner of the Adviser.

  Neil J. Hennessy is primarily responsible for the day-to-day management of our investment portfolio. He has held this responsibility since we commenced operations. Mr. Hennessy also has served as our President and a member of our Board of Directors since our organization. Mr. Hennessy has been President of Hennessy since 1989.

  The Adviser supervises and manages our investment portfolio and, subject to such policies as our Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without separate reimbursement from us (other than pursuant to our 12b-1 plan), furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining our organization; bears all of our sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all of our officers and directors (except the fees paid to our disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Adviser receives a monthly fee at the annual rate of 0.85% of the daily net assets of the Fund. The rate of the annual advisory fee is higher than that paid by most mutual funds.


  We have adopted a Rule 12b-1 Plan (the "Plan") which authorizes payments by us in connection with the distribution of our shares at an annual rate, as determined from time to time by our Board of Directors, of up to 0.75% (limited to 0.25% in the fiscal year ending June 30, 1998) of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Payments incurred in one plan year may be carried over into future plan years. At June 30, 1997, there were no unreimbursed distribution expenses to be carried over into future plan years. Amounts paid under the Plan by us may be spent on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits us to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of our shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. Initially all payments under the Plan will be made to the Adviser who as indicated above directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (We indirectly bear sales and promotional expenses to the extent we make payments under the Plan.) THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE ITS INVESTMENT ADVISORY FEE TO THE EXTENT NECESSARY TO ENSURE THAT COMBINED INVESTMENT ADVISORY FEES AND 12B-1 FEES DO NOT EXCEED 0.85% OF THE FUND'S AVERAGE NET ASSETS. The Adviser has entered into an agreement with Hennessy pursuant to which it will pay Hennessy an amount equal to 1.00% of the net asset value of all our shares sold other than shares sold pursuant to dividend reinvestments. This agreement provides that Hennessy must repay any such fees with respect to shares redeemed within one month after the date of the original purchase other than shares redeemed as a result of the death or disability of the shareholder. Such payments to Hennessy are a permitted expenditure under the Plan.

  We will pay all of our expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing our registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering our shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.
We will also pay the fees of our directors who are not officers, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of our assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

  We also have entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares our financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains our financial and accounting records and generally assists in all aspects of our operations. The Administrator, at its own expense and without reimbursement from us, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from us a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of our average net assets, .04% of the next $400,000,000 of our average net assets, and .03% of our net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.

  Firstar Trust Company also provides custodial, transfer agency and accounting services for us. Information regarding the fees payable by us to Firstar Trust Company for these services is provided in the Statement of Additional Information.

8.  HOW WE DETERMINE OUR SHARE PRICE

  Our net asset value (or "price") per share is determined by dividing the total value of our investments and other assets less any liabilities, by the number of our outstanding shares. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 p.m. Central time). Purchase orders for our shares accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.

  Our common stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Fund. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

9.  PURCHASING SHARES

  BY MAIL. Please complete and sign the New Account Application form accompanying this Prospectus and send it, together with your check or money order ($1,000 minimum), made payable to Hennessy Balanced Fund, TO: THE HENNESSY FUNDS, INC., c/o Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call Firstar Trust Company at (800) 261-6950 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by us as a result.

  BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

  BY WIRE. To establish a new account by wire please first call Firstar Trust Company, (800) 261-6950, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to us at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

      Firstar Bank Milwaukee, N.A.
      777 East Wisconsin Avenue
      Milwaukee, Wisconsin  53202
      ABA Number 075000022
      For credit to Firstar Trust M.F.S.
      Account Number 112-952-137
      For further credit to Hennessy Balanced Fund
      (Your account name and account number)

  ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $100) according to the aforementioned wiring instructions. You must notify Firstar Trust Company at (800) 261-6950 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.

  BY TELEPHONE. By using our telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have our shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Trust Company must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of our shares. The minimum amount that can be transferred by telephone is $100.

  AUTOMATIC INVESTMENT. If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) you select and may be in any amount subject to a $100 minimum. You may establish this option and the telephone purchase option by completing the appropriate section of the New Account Application. Please call Firstar Trust Company at (800) 261-6950 if you have questions. Please wait three weeks before using the service.

  You pay no sales commissions when you purchase our shares, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. We do not issue stock certificates for shares purchased. Since certificates are not issued, you are relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption. You may also invest in the Fund by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to us or the Adviser. You will not be charged a fee when you purchase our shares through Hennessy. We may accept telephone orders from broker-dealers who we have previously approved. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Trust Company.

  ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY US, AND ARE NOT BINDING UNTIL
SO ACCEPTED. WE RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by retirement plans, or the Adviser's or Hennessy's employees and their family members. You will be advised at least 30 days in advance of any increases in such minimum amounts and our prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.

10.  EXCHANGING SHARES

  As a service to our shareholders, The Hennessy Funds, Inc., have established a program whereby our shareholders can exchange their shares for shares of the Portico Money Market Fund. This fund is a no-load money market fund managed by Firstar, an affiliate of Firstar Trust Company. The Portico Funds are unrelated to The Hennessy Funds, Inc.

  You may exchange your shares in the Fund for shares of the Portico Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the Portico Money Market Fund, read the applicable prospectus. To obtain a prospectus for the Portico Money Market Fund, call toll-free 1-800-261-6950. There is no charge for exchange transactions which are requested by mail. Firstar Trust Company will charge a fee for each exchange transaction that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

  BY MAIL. To exchange your shares of the Fund into the Portico Money Market Fund, complete and sign an application and mail it to:

                  Firstar Trust Company
                  P.O. Box 701
                  Milwaukee, WI  53201

  You may also send the application via overnight courier to Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202.


  BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-800-261-6950. See "Redemptions" for instructions on how to authorize telephone transaction privileges. Exchanges made over the phone may only be made by the shareholder of record. Certain other limitations and conditions apply to all telephone transactions.

  OTHER INFORMATION ABOUT EXCHANGING SHARES. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Portico Money Market Fund, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). Your exchanges may be restricted or refused by the Fund if it receives or anticipates receiving simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below.

11.  REDEMPTIONS

  At any time during normal business hours you may request us to redeem your shares in whole or in part. Written redemption requests must be directed to THE HENNESSY FUNDS, INC., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to us at our corporate address, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A redemption request must be received in "Good Order" by Firstar Trust Company for the request to be processed. "Good Order" means the request for redemption must include:

     o Your letter of instruction specifying our name, your account number, and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

         TYPE OF REGISTRATION             REQUIREMENTS
         --------------------             ------------
         Individual, Joint Tenants, Sole  Redemption request signed by all
         Proprietorship, Custodial        person(s) required to sign for the
         (Uniform Gift To Minors Act),    account, exactly as it is registered.
         General Partners

         Corporations, Associations       Redemption request and a
                                          corporate resolution, signed by
                                          person(s) required to sign for the
                                          account, accompanied by signature
                                          guarantee(s).

         Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required).

     o Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.

If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Trust Company.

  The redemption price is the next determined net asset value after Firstar Trust Company receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in our portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Trust Company of the redemption request in "Good Order" unless we are requested to redeem shares for which we have not yet received good payment (e.g. cash, bank money order or certified check on a U.S. bank.) In such event we may delay the mailing of a redemption check until such time as we have assured ourself that good payment for the purchase price of the shares has been collected which may take up to 12 days or more. Wire transfers may be arranged through Firstar Trust Company, which will assess a $12.00 wiring charge against your account.


  You may redeem our shares by telephone. Effective November 1, 1997 the Fund changed its procedures regarding the establishment of the privilege to exchange and redeem shares by telephone. New Account Applications distributed after November 1, 1997 provide that shareholders automatically authorize these telephone privileges unless they check the box on the New Account Application to waive these privileges. If you established your account prior to November 1, 1997 or establish an account after that date but use the original New Account Application, you must check the appropriate box on the New Account Application as prior to November 1, 1997 we did not make this feature available to shareholders automatically. Once this feature has been established, you may redeem shares by phoning Firstar Trust Company at (800) 261-6950 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Trust Company. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $12.00 wire fee will apply.

  In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Trust Company. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

  We reserve the right to refuse a telephone redemption if we believe it is advisable to do so. Procedures for redeeming our shares by telephone may be modified or terminated by us at any time. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.

  You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Trust Company by telephone, you may redeem shares by delivering the redemption request to Firstar Trust Company by mail as described above.

  If you select our systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $100 minimum. To select the systematic withdrawal option you must check the appropriate box on the New Account Application.


  We reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") may constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in our net asset value.

  Your right to redeem our shares will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

12.  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

  We intend to distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.


  We intend to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that we will not be subject to federal income tax to the extent our income is distributed to shareholders. Dividends paid by us from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Distributions paid by us from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned our shares. The Taxpayer Relief Act of 1997 provides for a three-tiered tax rate structure for long-term capital gains dependent upon the holding period of the underlying financial instrument or capital asset. Capital gains distributions are made when we realize net capital gains on sales of portfolio securities during the year. We do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when we realize net capital losses.

  Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase our shares shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

  We will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of our shares is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.

  We are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your New Account Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

  The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

13.  DIVIDEND REINVESTMENT

  You may elect to have all income dividends and capital gains distributions reinvested in our shares or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Please refer to the New Account Application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all our shares registered in your name, including those previously purchased. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for a discussion of certain tax consequences.

  You may change an election at any time by notifying us in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. We may modify or terminate our dividend reinvestment program at any time on thirty days' notice to participants.

14.  RETIREMENT PLANS

  We offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:


     o INDIVIDUAL RETIREMENT ACCOUNT ("IRA").
     o ROTHIRA (AVAILABLE JANUARY 1, 1998).
     o EDUCATION IRA (AVAILABLE JANUARY 1, 1998).
     o SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA).


  Contact us for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax adviser regarding these plans is recommended.

15.  BROKERAGE TRANSACTIONS

  The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of our portfolio securities. In placing purchase and sale orders for us, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Agreement permits the Adviser to cause us to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in our best interests. Although we do not initially intend to market our shares through intermediary broker-dealers, we may place portfolio orders with broker-dealers who recommend the purchase of our shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis. We may place portfolio orders with Hennessy if the quality of the transaction and the commissions are comparable to what they would be with other qualified brokerage firms.

16.  GENERAL INFORMATION


  We are organized as a Maryland corporation and were incorporated on January 11, 1996. Our Articles of Incorporation permit our Board of Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently we are offering one class of shares.

  Our shares are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Our shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

  Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

  All of our securities and cash are held by Firstar Trust Company, which also serves as our transfer and dividend disbursing agent. KPMG Peat Marwick LLP serves as our independent accountants and will audit our financial statements annually. We are not involved in any litigation.

17.  PERFORMANCE INFORMATION


  We may provide from time to time in advertisements, reports to shareholders and other communications with shareholders our average annual total return. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, you should note that our annual total return for any one year in the period might have been greater or less than the average for the entire period. We may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in our share price and assuming reinvestment of dividends and distributions).

  We may also compare our performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) We may also compare our performance to the DJIA, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, and the Consumer Price Index.

  Our performance quotations represent our past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN
   Firstar Trust Company
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa
COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202

   STATEMENT OF ADDITIONAL INFORMATION                       October 31, 1997





                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California  94945




             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Hennessy Funds, Inc. dated October 31, 1997. Requests for copies of the Prospectus should be made by writing to The Hennessy Funds, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary, or by calling 1-800-966-4354.

                            The Hennessy Funds, Inc.

                                TABLE OF CONTENTS

                                                                     Page No.


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .  3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . . .  4

   OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS  . . . . . . . . . .  6

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
   TRANSFER AGENT AND ACCOUNTING SERVICES AGENT  . . . . . . . . . . . . .  6

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  8

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . .  9

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . . .  9

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . . 10

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 12

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 13

   INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . 14

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . 15


                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated October 31, 1997 of The Hennessy Funds, Inc. (the "Corporation") under the caption "OUR INVESTMENT STRATEGY", the investment objective of the Hennessy Balanced Fund (the "Fund") is capital appreciation and current income. Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or
   (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

             2.   The Fund will not sell securities short.

             3.   The Fund will not purchase securities on margin
        (except for such short term credits as are necessary for the clearance of transactions) or write put or call options.

             4. The Fund may not borrow money or issue senior securities except for temporary bank borrowings (not exceeding 10% of the Fund's total assets) or for emergency or extraordinary purposes. The Fund will not borrow money for the purpose of investing in securities and the Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding.

             5. The Fund will not pledge or hypothecate its assets, except to secure permitted borrowings.

             6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             7. The Fund will not make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

             8. The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

             9. The Fund will not make investments for the purpose of exercising control or management of any company.

             10. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             11. The Fund will not purchase or sell commodities or commodity contracts.

             12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

             2. The Fund will not invest in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3.   The Fund will not purchase illiquid securities.

             4. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; or (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities. No purchases described in (b) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and
        (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   The Dow Jones Industrial Average

             The Dow Jones Industrial Average ("DJIA") currently consists of the following 30 common stocks:


    AlliedSignal Inc.                Hewlett-Packard Co.

    Aluminum Co. of America (ALCOA)  International Business Machines Corp.
                                     (IBM)

    American Express Co.             International Paper Co.

    AT&T Corp.                       Johnson & Johnson

    The Boeing Co.                   McDonald's Corp.

    Caterpillar Inc.                 Merck & Co., Inc.

    Chevron Corp.                    Minnesota Mining & Manufacturing
                                     Co.(3M)

    The Coca-Cola Company            J.P. Morgan & Co., Inc.

    The Walt Disney Company          Philip Morris Cos.

    E.I du Pont De Nemours & Co.,    Procter & Gamble Co.
    Inc.

    Eastman Kodak Co.                Sears, Roebuck & Co.

    Exxon Corp.                      The Travelers Corp.

    General Electric Co.             Union Carbide Corp.

    General Motors Corp.             United Technologies Corp.

    The Goodyear Tire & Rubber Co.   Wal-Mart Stores, Inc.


   The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, the Fund's investment adviser, The Hennessy Management Co., L.P. or Edward J. Hennessy, Inc., the general partner to the investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein related thereto.

             The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

             The Fund's investment strategy is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly the Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since it will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However the Fund's diversification requirement may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally because of the requirements of the Investment Company Act of 1940 (the "Act"), the Fund will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time this requirement may preclude the Fund from effecting a purchase otherwise dictated by its investment strategy.

   Portfolio Turnover

             The Fund will generally hold securities for approximately one year irrespective of investment performance. Securities may be sold after being held less than one year to fund redemption requests. Consequently the Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, the Fund's portfolio turnover rate will generally not exceed 100%. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

             *Neil J. Hennessy -- Director, President and Treasurer. Mr. Hennessy, 41, has been President of Edward J. Hennessy, Incorporated ("Hennessy") since 1989. His address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

             *Brian A. Hennessy -- Director. Mr. Hennessy, 44, has been a self-employed dentist for more than ten years. His address is 912 Grand Avenue, San Rafael, CA 94901.

             Robert T. Doyle -- Director. Mr. Doyle, 50, is currently the Sheriff of Marin County, California and has been employed in the Marin County Sheriff's Office in various capacities since 1969. His address is 87 Washington Street, Novato, CA 94947.

             *Rodger D. Offenbach -- Director. Mr. Offenbach, 46, has been the owner of Rays Catering since 1974. His address is 919 Eastman Lane, Petaluma, CA 94952.

             J. Dennis DeSousa -- Director. Mr. DeSousa, 61, is a retired vice president of the California State Automobile Association. He currently is a private investor. His address is 682 Wilson Street, Novato, CA 94947.

             Teresa M. Nilsen -- Vice President and Secretary. Ms. Nilsen, 31, has been corporate secretary and financial officer of Hennessy since 1989. Her address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.


   _________________________
             *Messrs. Neil Hennessy, Brian Hennessy and Offenbach are directors who are interested persons of the Corporation (as defined in the Act). Messrs. Neil Hennessy and Brian Hennessy are brothers. Ms. Nilsen, as an officer of the Corporation, is an interested person of the Corporation.

             The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $250 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

             The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 1997:

                               COMPENSATION TABLE

                                       Pension or                  Total
                                       Retirement               Compensation
                                        Benefits    Estimated       from
                          Aggregate    Accrued As    Annual     Corporation
                          Compensa-     Part of      Benefits     and Fund
                          tion from       Fund        Upon      Complex Paid
       Name of Person    Corporation    Expenses   Retirement   to Directors

    Neil J. Hennessy          $0           $0          $0            $0

    Brian A. Hennessy         0            0            0            0

    Robert T. Doyle         1,000          0            0          1,000

    Rodger D. Offenbach       0            0            0            0

    J. Dennis DeSousa       1,000          0            0          1,000



               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             At September 30, 1997, the only persons owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Fund are:


    Name and Address of Shareholder              Percentage Owned

    Tile West Inc. Profit Sharing Plan                6.61%
    P. O. Box 5848
    Novato, CA  94948-5848

    Jane T. Wilson Trust                              6.11%
    730 N. Central Avenue
    Connersville, IN  47331-2048

             Including shares of the Fund owned by the Adviser, all officers and directors of the Corporation own 1.01% of the outstanding shares of the Fund.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is The Hennessy Management Co., L.P., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by its general partner, Edward J. Hennessy, Incorporated, which is in turn controlled by Neil J. Hennessy. Mr. Offenbach and Mr. Hennessy are limited partners of the Adviser. During the fiscal year ended June 30, 1997, the Adviser earned $100,537 of investment advisory fees and waived $68,330 of such fees. During the fiscal year ended June 30, 1996, the Adviser waived all of the $11,212 investment advisory fees otherwise payable by the Fund.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such percentage limitation was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal year ended June 30, 1996, the Adviser voluntarily reimbursed the Fund for expenses in excess of 1.90% of the Fund's average daily net assets. This reimbursement of $17,003 was in addition to the advisory fees waived by the Adviser.
   During the fiscal year ended June 30, 1997, the Adviser waived investment advisory fees, as described above, in amounts sufficient to cause the Fund's expenses not to exceed 1.90% of the Fund's average daily net assets.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "WHO MANAGES THE FUND?", the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. During the fiscal years ended June 30, 1997 and June 30, 1996, the Fund incurred fees in the amount of $31,299 and $5,307, respectively, pursuant to the Administration Agreement.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

             In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .0005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal years ended June 30, 1997 and June 30, 1996, the Fund incurred fees of $24,192 and $3,719, respectively, pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "HOW IS THE FUND'S SHARE PRICE DETERMINED?", the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle and DeSousa are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. Initially all payments under the Plan will be made to the Adviser who directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. During the fiscal year ended June 30, 1997, the Fund incurred $89,322 of distribution fees under the Plan, of which $59,548 were waived by the Adviser. The Adviser has entered into an agreement with Hennessy pursuant to which it will pay Hennessy an amount equal to 1% of the net asset value of all shares of the Fund sold other than through dividend reinvestments. This agreement provides that Hennessy must repay any such fees with respect to shares redeemed within one month after the date of the original purchase other than shares redeemed as a result of the death or disability of the shareholder. During the fiscal year ended June 30, 1997, the Adviser paid Hennessy $101,527 pursuant to this agreement. Neil J. Hennessy, the President and a director of the Corporation, is a limited partner of the Adviser as well as President and controlling shareholder of Hennessy, the general partner to the Adviser.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.
   If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Securities not listed on exchanges may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             The Adviser may allocate brokerage to Hennessy but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Under the Act, Hennessy is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Hennessy, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Hennessy is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

             All of the brokerage commissions paid by the Fund during the fiscal years ended June 30, 1997 and June 30, 1996 were paid to Hennessy. Commissions totaled $5,573 on transactions involving securities having a total market value of $6,110,181 during the fiscal year ended June 30, 1997 and commissions totaled $2,934 on transactions involving securities having a total market value of $3,253,886 during the fiscal year ended June 30, 1996.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Dividends from the Fund's earnings and profits, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of any such capital gain or loss generally will be dependent upon the investor's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Fund's average annual compounded total returns for the one-year period ended June 30, 1997 and for the period from the Fund's commencement of operations (March 8, 1996) through June 30, 1997 were 17.70% and 14.74%, respectively. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and/or reimbursements made by the Adviser during the period from March 8, 1996 through June 30, 1997 to keep aggregate annual operating expenses at or below 1.90% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 has served as the independent accountants for the Fund since the Fund's inception. As such KPMG Peat Marwick LLP performs an audit of the Fund's financial statements including consideration of the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following audited financial statements are incorporated by reference to the Annual Report dated June 30, 1997 of the Fund (File No. 811-7493) as filed with the Securities and Exchange Commission on September 8, 1997:

             -    Independent Auditors' Report

             -    Statement of Assets and Liabilities

             -    Statement of Operations

             -    Statement of Changes in Net Assets

             -    Financial Highlights

             -    Schedule of Investments

             -    Notes to the Financial Statements

                                     PART C

                                OTHER INFORMATION

   Item 24.    Financial Statements and Exhibits

        (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report dated June 30, 1997 (File No. 811-7493) of The Hennessy Funds, Inc. (as filed with the Securities and Exchange Commission on September 8, 1997))

               Independent Auditors' Report

               Statement of Assets and Liabilities

               Statement of Operations

               Statement of Changes in Net Assets

               Financial Highlights

               Schedule of Investments

               Notes to the Financial Statements

        (b.)   Exhibits

               (1) Registrant's Articles of Incorporation (Exhibit 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

               (2) Registrant's Bylaws (Exhibit 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

               (3)   None

               (4)   None

               (5) Investment Advisory Agreement with The Hennessy Management Co., L.P. relating to the Hennessy Balanced Fund (Exhibit 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

               (6)   None

               (7)   None

               (8) Custodian Agreement with Firstar Trust Company (Exhibit 8 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

             (9.1) Fund Administration Servicing Agreement with Firstar Trust Company relating to the Hennessy Balanced Fund (Exhibit 9.1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

             (9.2) Transfer Agent Agreement with Firstar Trust Company relating to Hennessy Balanced Fund (Exhibit 9.2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

             (9.3) Fund Accounting Servicing Agreement with Firstar Trust Company (Exhibit 9.3 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (10) Opinion of Foley & Lardner, counsel for Registrant (Exhibit 10 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (11)   Consent of KPMG Peat Marwick LLP

              (12)   None

              (13) Subscription Agreement (Exhibit 13 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (14) Individual Retirement Custodial Account (Exhibit 14 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (15) Service and Distribution Plan (Exhibit 15 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

            (15.1) Agreement pursuant to Distribution Plan (Exhibit 15.1 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

            (15.2) Distribution Agreement (Exhibit 15.2 to Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (16) Schedule for Computation of Performance Quotations (Exhibit 16 to Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933)

              (17)   Financial Data Schedule

              (18)   None.

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant neither controls any person nor is under common control with any other person.

   Item 26.  Number of Holders of Securities

                                            Number of Record Holders
                 Title of Class             as of September 30, 1997


         Class A Common Stock, $0.0001                 660
          par value (Hennessy Balanced
                     Fund)

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 4 through 7 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6),
   (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945; and all other records will be maintained by the Registrant's Administrator, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes, if requested to do so by holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 20th day of October, 1997.

                                           THE HENNESSY FUNDS, INC.
                                                (Registrant)


                                           By:  /s/ Neil J. Hennessy
                                                Neil J. Hennessy, President

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

             Name                      Title                   Date


    /s/ Neil J. Hennessy    President and Treasurer     October 20, 1997
    Neil J. Hennessy        (Principal Executive,
                            Financial and Accounting
                            Officer) and a Director

    /s/ Brian A. Hennessy   Director                    October 20, 1997
    Brian A. Hennessy


    /s/ Robert T. Doyle     Director                    October 24, 1997
    Robert T. Doyle


    /s/ Rodger D. Offenbach Director                    October 20, 1997
    Rodger D. Offenbach

    /s/ J. Dennis DeSousa   Director                    October 20, 1997
    J. Dennis DeSousa

                                  EXHIBIT INDEX

       Exhibit No.                        Exhibit                   Page No.

               (1)      Registrant's Articles of Incorporation*

               (2)      Registrant's Bylaws*

               (3)      None

               (4)      None

               (5)      Investment Advisory Agreement with The
                        Hennessy Management Co., L.P. relating to
                        Hennessy Balanced Fund*

               (6)      None

               (7)      None

               (8)      Custodian Agreement with Firstar Trust
                        Company*

             (9.1)      Fund Administration Servicing Agreement
                        with Firstar Trust Company relating to
                        Hennessy Balanced Fund*
             (9.2)      Transfer Agent Agreement with Firstar Trust
                        Company*

             (9.3)      Fund Accounting Servicing Agreement with
                        Firstar Trust Company*

              (10)      Opinion of Foley & Lardner, counsel for
                        Registrant*

              (11)      Consent of KPMG Peat Marwick LLP

              (12)      None

              (13)      Subscription Agreement*

              (14)      Individual Retirement Custodial Account*

              (15)      Service and Distribution Plan*

            (15.1)      Agreement pursuant to Distribution Plan*


            (15.2)      Distribution Agreement*

              (16)      Schedule for Computation of Performance
                        Quotations*

              (17)      Financial Data Schedule

              (18)      None
   __________________________________

   *  Incorporated by Reference.